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Synacor, Inc.

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SYNACOR

THE TRUSTED TECH, SERVICES AND REVENUE PARTNER

NEW LEADERSHIP EXECUTING THE RIGHT STRATEGY TO CREATE SUSTAINABLE STOCKHOLDER VALUE

APRIL 6 2015

SAFE HARBOR AND IMPORTANT ADDITIONAL INFORMATION

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This communication contains forward-looking statements concerning Synacor's expected financial performance, as well as Synacor's strategic and operational plans. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company's results could differ materially from the results expressed or implied by the forward-looking statements the company makes.

The risks and uncertainties referred to above include - but are not limited to - risks associated with: execution of our plans and strategies; the loss of a significant customer; our ability to obtain new customers; expectations regarding consumer taste and user adoption of applications and solutions; developments in Internet browser software and search advertising technologies; general economic conditions; expectations regarding the company's ability to timely expand the breadth of services and products or introduction of new services and products; consolidation within the cable and telecommunications industries; changes in the competitive dynamics in the market for online search and advertising; the risk that security measures could be breached and unauthorized access to subscriber data could be obtained; potential third party intellectual property infringement claims; and the price volatility of our common stock.

Further information on these and other factors that could affect the company's financial results is included in filings it makes with the Securities and Exchange Commission from time to time, including the section entitled "Risk Factors" in the company's most recent Form 10-K filed with the SEC on March 12, 2015. These documents are available on the SEC Filings section of the Investor Information section of the company's website at http://investor.synacor.com/. All information provided in this communication and in the attachments is available as of April 6, 2015, and Synacor undertakes no duty to update this information.

Important Additional Information

Synacor, Inc. (the "Company") has provided to its stockholders a definitive proxy statement, filed with the Securities and Exchange Commission ("SEC") on March 27, 2015, and an accompanying proxy card in connection with the Company's 2015 annual meeting of stockholders (the "2015 Annual Meeting"). The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2015 Annual Meeting. Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at the 2015 Annual Meeting is included in the definitive proxy statement filed by the Company with the SEC in connection with such meeting. In addition, information concerning the Company's directors and executive officers is available in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 12, 2015. To the extent holdings of the Company's securities have changed since the amounts contained in the definitive proxy statement filed with the SEC in connection with the 2015 Annual Meeting, such changes have been reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Such documents are, or will be, available free of charge at the SEC website at http://www.sec.gov. STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO THE PARTICIPANTS.

NEW LEADERSHIP AND EXPERIENCED BOARD EXECUTING THE RIGHT STRATEGY TO CREATE SUSTAINABLE STOCKHOLDER VALUE

- Highly-qualified and experienced Board in place, committed to creating sustainable stockholder value
- Board named a new CEO in August 2014, after an extensive executive search process, to turn around and grow the company
- Company restructured on September 30 2014, to reduce costs and return to profitability
- Management team executing on a clear strategic plan, well received by analysts, that we believe will drive profitable growth in four areas of market opportunity:
  - Increasing value for existing customers by optimizing user experience and monetization
  - Innovating on Synacor-as-a-platform for advanced services
  - Winning new customers in current and related verticals
  - Extending our product portfolio into emerging growth areas
- The strategic plan is already yielding financial results and creating stockholder value, evidenced in Synacor's Q4 2014 results:
  - Reported second highest revenue and highest adjusted EBITDA quarter in the history of the company
  - Drove 5% year-over-year revenue growth in the quarter
  - Stock has appreciated 35% in the last six months (3/23/15 vs 9/23/14), including hitting a 52-week high

FIRST 6 MONTHS AS CEO…

- Himesh Bhise named CEO on August 4 2014, after an extensive executive search process, to turn around and grow the company
- On August 12 2014, the company announced the prior quarter results, which included the loss of a major customer and the use of $7.3M of cash
- Met with key stakeholders to gather feedback and determine the right path to maximize stockholder value
  - Reviewed product portfolio, current investments, and market opportunity with the Board and management team
  - Met with major customers
  - Reached out to major stockholders, including JEC/Ratio
  - Met with industry experts and analysts
- Quickly took action on September 30 2014 to restructure the business and restore profitability
  - Right-sized the current business, reducing ~20% of the workforce
  - Focused R&D on the highest-revenue opportunities
  - Reduced operating expenses by ~$1.5 million per quarter
- On October 30 2014 reported positive adjusted EBITDA for Q3, and announced strategic plan built on four pillars of attractive market opportunity
- Added Scott Murphy to the Board of Directors - former US Congressman and Managing Director of Advantage Capital, for his entrepreneurial experience, governance expertise, and additional stockholder representation
- Executing against strategic plan with focus and operating discipline. Making measurable progress on revenue growth and profitability - evidenced by partner/customer announcements and record Q4 financial results

FOUNDATION: OPERATING DISCIPLINE & SOUND FINANCIAL FOOTING

STREAMLINE OPERATIONS AND DEVELOP OUR TALENT

- Reduced ~70 positions, ~20% of the workforce
- Organized talent aligned to products, creating role and career path clarity
- Restored positive adjusted EBITDA and cash flow

FOCUS AND PRIORITIZE SPEND ON HIGHEST REVENUE-GENERATING ITEMS

- Reduced overall R&D spend – better build vs. buy decisions
- Focused R&D spend on strategic product priorities
- Increased emphasis on sales and marketing

RESTRUCTURING EXPECTED TO DELIVER $6M+ OF ANNUALIZED SAVINGS

PROFITABLE GROWTH: STRATEGIC PLAN TO MAXIMIZE STOCKHOLDER VALUE

Return to profitable revenue growth

Increase value for existing customers by optimizing experience & monetization

Accelerate deployment & usage of new portal and communication products

Build & deploy mobile experiences

Optimize monetization – grow video inventory and data

Innovate on Synacor-as-a-platform for advanced services

Broaden Cloud ID across providers and services

Scale and extend metadata-driven search & discovery

Create a professional services team to deliver end-to-end video solutions

Win new customers in current and related verticals

Continue to pursue remaining broadband and pay-TV providers

Syndicate 'start' modules in related verticals and devices: Wireless, OEMs, Publishers

Extend product portfolio into emerging growth areas

Focused growth in international

Opportunistically explore new services:
Business services
Bill-thru premiums

Instill operating discipline and get Synacor back on sound financial footing

Streamline operations and develop our talent

Focus & prioritize R&D on highest revenue-generating opportunities

SIGNIFICANT PROGRESS AGAINST OUR STRATEGIC PLAN AND THE FOUR PILLARS OF MARKET OPPORTUNITY

Synacor is the trusted technology development, multiplatform services and revenue partner for video, internet and communications providers, and device manufacturers. We deliver modern, digital experiences and advertising to their consumers that require scale, actionable data and sophisticated implementation.

INCREASING VALUE FOR EXISTING CUSTOMERS BY OPTIMIZING USER EXPERIENCE AND MONETIZATION

- Verizon launches our new startpage and PowerPlay video search & discovery product on both desktop and mobile
- BlueKai partnership brings programmatic automation and precision to online & mobile advertising
- Ad revenue grows in fourth quarter 47% YoY, with emphasis on video

INNOVATING ON SYNACOR-AS-A-PLATFORM FOR ADVANCED SERVICES

- NimbleTV acquisition delivers Live TV, Cloud DVR & Cloud-based features on any device
- Partnership with thePlatform provides customers with access to a highly scalable, flexible, and enterprise-grade video publishing system
- Pac-12 Networks launches Synacor Cloud ID across campuses

WINNING NEW CUSTOMERS IN CURRENT AND RELATED VERTICALS

- United Online's NetZero and Juno portals feature syndicated digital content and advertising from Synacor
- Cloud ID platform launches for Telus of Canada
- "Don't Miss" launches as a syndicated component on BuddyTV

EXTENDING OUR PRODUCT PORTFOLIO INTO EMERGING GROWTH AREAS

- Synacor successfully migrates Email for Televisa, the largest digital MSO in Mexico
- Email and Startpage launch for Grupo TV Cable Ecuador, Ecuador's largest cable operator

POSITIVE FINANCIAL MOMENTUM IN 2H 2014

YoY REVENUE GROWTH BY QUARTER


-13%
-9%
-1%
5%
Q1
Q2
Q3
Q4

REVENUE

- FY 2014: $106.6M; vs. August 12 2014 guidance of $100M – $103M
- 4Q14: second highest revenue quarter in the history of the company; 5% YoY increase

2014 ADJUSTED EBITDA BY QUARTER


-$0.7M
-$1.2M
$0.1M
$4.0M
Q1
Q2
Q3
Q4

ADJUSTED EBITDA

- FY 2014: $2.2M; vs. August 12 2014 guidance of ($2.5)M – ($1.0)M
- 4Q14: highest EBITDA quarter in the history of the company; 44% YoY increase

CREATING STOCKHOLDER VALUE

HISTORICAL STOCK CHART



Prior quarter financial results, which included the loss of a major client and use of $7.3M of cash
Streamlined Business
Scott Murphy appointed to Board
Reported Q3 results and announced strategic plan
BuddyTV launches syndicated content from Synacor
Announced participation at Needham Growth Conference
Announced expanded partnership with Verizon FIOS and acquisition of NimbleTV team and technology
Reported record Q4 financial results
Partnership with thePlatform, a Comcast company, to expand video solutions
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
$2.10
$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
8/01/2014
8/07/2014
8/13/2014
8/19/2014
8/25/2014
8/29/2014
9/05/2014
9/11/2014
9/17/2014
9/23/2014
9/29/2014
10/03/2014
10/09/2014
10/15/2014
10/21/2014
10/27/2014
10/31/2014
11/06/2014
11/12/2014
11/18/2014
11/24/2014
12/01/2014
12/05/2014
12/11/2014
12/17/2014
12/23/2014
12/30/2014
1/06/2015
1/12/2015
1/16/2015
1/23/2015
1/29/2015
2/04/2015
2/10/2015
2/17/2015
2/23/2015
2/27/2015
3/05/2015
3/11/2015
3/17/2015
3/23/2015
NASDAQ SYNC

synacor

HIGHLY QUALIFIED AND EXPERIENCED BOARD WHO ARE COMMITTED TO CREATING SUSTAINABLE STOCKHOLDER VALUE

- **Operating leadership** of newly appointed CEO Himesh Bhise
- Synacor's Board and Senior Management have **the depth and diversity of skills and expertise** needed to continue executing on the Four Pillar strategy
- The Board is comprised of seven **highly-qualified and proven leaders**, including six independent directors
- The Board includes **current and former C-level executives** from Fortune 500 companies, and veteran professionals responsible for investing hundreds of millions of dollars in growth companies
- The Board has the business experience, commitment and **stockholder representation** that we believe is necessary to act in the best interests of all Synacor stockholders
- The Board is **active and engaged**, overseeing the implementation of the Company's Four Pillar strategy and driving results
- The Board of Directors is **committed to creating sustainable stockholder value**

RIGHT LEADERSHIP TO CREATE SUSTAINABLE STOCKHOLDER VALUE



Himesh Bhise, *Chief Executive Officer & Director*

- CEO and Director since August 2014
- Leading broadband, multiscreen and mobile executive
- Comcast Cable – VP, New Services & Platforms
- Charter Communications – VP, General Manager of High Speed Internet
- AOL – VP, General Manager of Mobile Division
- McKinsey & Company – Associate Partner, Telecom and M&A practices
- M.B.A. – The Wharton School at the University of Pennsylvania

RIGHT LEADERSHIP TO CREATE SUSTAINABLE STOCKHOLDER VALUE [CONT'D]



Jordan Levy, *Chairman of the Board*

- Partner at Softbank Capital
- Former senior executive at Software Etc., now GameStop (NYSE:GME)
- Co-founder of Software Distribution Services, now known as Ingram Micro (NYSE:IM)
- Previously served on the boards of ZipList (sold to Condé Nast), OMGPOP (sold to Zynga), Hyperpublic (sold to Groupon), and Lorex Technology Inc.



Andrew Kau, *Director*

- Managing Director at Walden International, the leading firm focused on cross-border investments including: GoPro (Nasdaq: GPRO); Inphi Corp. (NYSE:IPHI); iKANG Healthcare Group (Nasdaq:KANG); Semiconductor Manufacturing International (NYSE: SMI)
- Strategic Planning Associates, LLC – management consultant
- Booz, Allen and Hamilton, Inc. – management consultant

RIGHT LEADERSHIP TO CREATE SUSTAINABLE STOCKHOLDER VALUE [CONT'D]



Marwan Fawaz, *Director*

- Former EVP of Motorola Mobility, responsible for leading Motorola's Home business
- Former EVP of Strategy and CTO of Charter Communications
- Former SVP and CTO of Adelphia Communications



Michael Montgomery, *Director*

- Former CEO at Sega GameWorks
- Former Treasurer at The Walt Disney Company
- Board member of DreamWorks Animation SKG, Inc. (Nasdaq: DWA)



Gary Ginsberg, *Director*

- Executive Vice President of Corporate Marketing and Communications at Time Warner Inc.
- Former EVP at News Corporation
- Former Board Member of Audible (Nasdaq: ADBL; acquired by Amazon)



Scott Murphy, *Director*

- Managing Director and Chief Investment Officer at Advantage Capital Partners
- Former U.S. Congressman
- Co-founded three tech companies, including an online auction company that was sold to eBay (Nasdaq: EBAY) and a website-building company that was sold to iXL Enterprises, now part of Microsoft

THE JEC/RATIO NOMINEES LACK NEW PERSPECTIVES OR IDEAS TO IMPROVE SYNACOR'S BOARD

- JEC/Ratio is seeking to displace the new CEO and disrupt the positive momentum generated by the Four Pillar business strategy, for unclear and questionable motives
- JEC/Ratio has not offered any constructive alternative business plan or new ideas to create sustainable stockholder value
- The JEC/Ratio nominees lack the public company board level experience and qualifications of the Synacor nominees
- Synacor's current Management has reached out to JEC/Ratio and remains open to hear constructive ideas from all stockholders
- The current Board is committed to doing what is in the best interests of all Synacor stockholders

SYNACOR'S CURRENT BOARD AND MANAGEMENT IS EXECUTING ON THE FOUR PILLAR STRATEGIC PLAN AND ALREADY DELIVERING POSITIVE RESULTS

SUMMARY: NEW LEADERSHIP AND EXPERIENCED BOARD EXECUTING THE RIGHT STRATEGY TO CREATE SUSTAINABLE STOCKHOLDER VALUE

- Highly-qualified and experienced Board in place, committed to creating sustainable stockholder value
- Board named a new CEO in August 2014, after an extensive executive search process, to turn around and grow the company
- Company restructured on September 30 2014, to reduce costs and return to profitability
- Management team executing on a clear strategic plan, well received by analysts, to drive profitable growth in four areas of market opportunity:
- The strategic plan is already yielding financial results and creating stockholder value, evidenced in Synacor's Q4 2014 results:
  - Reported second highest revenue and highest adjusted EBITDA quarter in the history of the company
  - Drove 5% year-over-year revenue growth in the quarter
  - Stock has appreciated 35% in the last six months (3/23/15 vs 9/23/14), including hitting a 52-week high

NOW IS NOT THE TIME TO DISRUPT THE MOMENTUM OF OUR FOUR PILLAR STRATEGIC PLAN



THANK YOU

APPENDIX

Non-GAAP Reconciliations
(thousands)

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for each of the periods indicated:

	For the Three Months Ended				
	March 31 2014	**June 30 2014**	**September 30 2014**	**December 31 2014**	**Year 2014**
Reconciliation of Adjusted EBITDA:					
Net income (loss)	(2,056)	(1,868)	(2,596)	(6,418)	(12,931)
Provision (benefit) for income taxes	(684)	(641)	(1,288)	7,434	4,821
Interest expense	88	23	75	32	218
Other (income) expense	(8)	(6)	14	29	28
Depreciation	1,058	1,117	1,133	1,818	5,126
Loss in equity interest	246	344	239	234	1,063
Stock-based compensation	681	847	1,226	842	3,595
Gain on sale of domain	-	(1,000)	-	-	(1,000)
Reduction in workforce severance and related costs	-	-	1,260	-	1,260
Adjusted EBITDA	**$ (675)**	**$ (1,184)**	**$ 63**	**$ 3,971**	**2,180**